UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2015
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On March 20, 2015, Ireland Inc. (the “Company”) closed the second tranche of its Special Warrant Offering, selling 16,175,000 Special Warrants at a price of $0.20 per Special Warrant for total proceeds of $3,235,000, and on March 23, 2015, the Company closed the third tranche of its Special Warrant Offering, selling 500,000 Special Warrants for total proceeds of $100,000. This represents an over-allotment of 3,650,000 Special Warrants from the 15,000,000 Special Warrants originally offered. The total number of Special Warrants sold under the Special Warrant Offering is 18,650,000 Special Warrants for total aggregate proceeds of $3,730,000. The Special Warrant Offering has now been closed.

Each Special Warrant sold may be converted during its term on a 1:1 basis, at no additional cost to the holder, into units (each a “Unit”) consisting of one share of the Company’s common stock and one warrant exercisable for one additional share of common stock at $0.40, expiring February 28, 2020. Alternatively, if at any time during the term of the Special Warrants, the Company completes a subsequent sale of shares of its common stock, other securities convertible, exercisable or exchangeable for the Company’s common stock (“Common Stock Equivalents”), or any combination thereof, the holder may, within one month after the completion of that subsequent equity financing, and at no additional cost to the holder, convert the Special Warrants into that number of shares of common stock and Common Stock Equivalents that the holder would have been entitled to had the holder participated in that subsequent equity financing for a total subscription price equal to the total subscription price paid for the Special Warrants. If the holder has not otherwise exercised the conversion rights associated with the Special Warrants prior to expiration of the Special Warrant term, then the Special Warrants will automatically be deemed to be converted into Units on a 1:1 basis immediately prior to the expiration of the Special Warrant term.

The Special Warrants extend for a term ending on the earlier of February 28, 2016 and the date that is one month after the Company completes any transaction or number of transactions involving the sale of the Company’s common stock or Common Stock Equivalents for total gross proceeds of $7,000,000 or more.

The offer and sale of the Special Warrants under the Special Warrant Offering was made pursuant to the exemption from the registration provide by Rule 506(b) of the Securities Act of 1933, as amended (the “Securities Act”), on the basis of representations provided by each purchaser under the Special Warrant Offering that they were “accredited investors” as that term is defined in Rule 501 of the Securities Act. The Company did not engage in any form of general solicitation or general advertising in connection with the Special Warrant Offering.

The foregoing description of the Special Warrant Offering and related documents and transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Special Warrant Subscription Agreement attached as Exhibit 10.1 hereto, the Form of Special Warrant attached as Exhibit 4.1 hereto and the Form of Unit Warrant attached as Exhibit 4.2 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Special Warrant.(1)
4.2	Form of Unit Warrant.(1)
10.1	Form of Special Warrant Subscription Agreement.(1)

(1) Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: March 23, 2015	By:	/s/ Douglas D.G. Birnie
		Name:	Douglas D.G. Birnie
		Title:	CEO and President